FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-54016

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

Supplement dated December 23, 2021

to

Statement of Additional Information dated April 30, 2021

This supplement amends certain information in the Statement of Additional Information (the “SAI”), dated April 30, 2021, of The Gabelli ABC Fund (the “Fund”), a series of Gabelli Investor Funds, Inc. Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

Investment Strategies and Risks

The following statement under the heading “Investment Strategies and Risks—Short Sales” in the SAI is hereby deleted:

The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 10% of such issuer’s voting securities.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE